SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549


                 ---------------------------


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): May 29, 2002
                                                  ------------


                 CAPITAL CITY BANK GROUP, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


                            Florida
                     ----------------------
                    (State of Incorporation)


                            0-13358
                     ----------------------
                    (Commission File Number)


                           59-2273542
                -------------------------------
               (IRS Employer Identification No.)


  217 North Monroe Street, Tallahassee, Florida      32301
  ---------------------------------------------     --------
     (Address of principal executive office)       (Zip Code)


Registrant's telephone number, including area code:(850) 671-0300
                                                    -------------

                   CAPITAL CITY BANK GROUP, INC.

                             FORM 8-K
                          CURRENT REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

  On May 29, 2002, the Board of Directors of Capital City Bank Group, Inc. (the "Company"), on the recommendation of its Audit Committee, decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and to engage KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002.

For each of the years ended December 31, 2001, 2000 and 1999, Arthur Andersen's reports on the Company's consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 29, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit 16   Letter from Arthur Andersen      Filed with
                  LLP to the Securities and        this document
                  Exchange Commission,
                  dated May 29, 2002.



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


                            SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CAPITAL CITY BANK GROUP, INC.


Date:      May 31, 2002           By:  /s/ J. Kimbrough Davis
           ------------                ------------------------
                                       J. Kimbrough Davis,
                                       Executive Vice President
                                       and Chief Financial Officer

                  CAPITAL CITY BANK GROUP, INC.

                   Current Report on Form 8-K

                        Exhibit Index

Exhibit No.   Description
----------    -----------

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 29, 2002

Exhibit 16



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549



May 29, 2002




Dear Sir/Madam:

We have read paragraphs 1, 2, 3 and 4 of Item 4 included in the Form 8-K, dated May 29, 2002, of Capital City Bank Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ Arthur Andersen LLP


cc:  Mr. J. Kimbrough Davis
     Executive Vice President and Chief Financial Officer,
     Capital City Bank Group, Inc.